                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                -----------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                  JUNE 7, 1999



                        BURNHAM PACIFIC PROPERTIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)





          MARYLAND                   1-9524                  33-0204162
(STATE OR OTHER JURISDICTION       (COMMISSION              (IRS EMPLOYER
      OF INCORPORATION)            FILE NUMBER)          IDENTIFICATION NO.)



             610 WEST ASH STREET                                 92101
            SAN DIEGO, CALIFORNIA                             (ZIP CODE)
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (619) 652-4700
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)





                                       N/A
              (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR,
                          IF CHANGE SINCE LAST REPORT)

ITEM 5.        OTHER EVENTS

        On June 7, 1999, Burnham Pacific Properties, Inc. (the "Company") issued the press release (attached as Exhibit 99.1 to this Current Report on Form 8-K) announcing the unsolicited proposal from Schottenstein Stores Corporation ("Schottenstein") to negotiate a business combination in which the Company would be merged into an acquisition affiliate of Schottenstein, and holders of the Company's common stock would receive $13 per share.

        Burnham Pacific Properties, Inc. is a real estate operating company which acquires, rehabilitates, develops, owns and oversees the management of retail properties. The Company began operations through a predecessor in 1963, became a real estate investment trust in 1987 and today is one of the largest public owners and operators of non-mall retail properties in the western region of the United States. Although the Company's properties are located in the western region of the United States, BPP Retail, LLC, a joint venture formed with the State of California Public Employee Retirement System, and the Company have entered into an agreement to acquire several properties located throughout the United States from AMB Property Corporation. The Company's properties are primarily neighborhood and community shopping centers located in major metropolitan areas.





ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

        (c)    Exhibits

EXHIBIT NO.                  DESCRIPTION

99.1 Press release announcing the unsolicited proposal from Schottenstein Stores Corporation to negotiate a business combination in which the Company would be merged into an acquisition affiliate of Schottenstein, and holders of the Company's common stock would receive $13 per share.

                                                                    EXHIBIT 99.1

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                           BURNHAM PACIFIC PROPERTIES, INC.


Date:    June 11, 1999                     By: /S/ Daniel B. Platt
                                               --------------------
                                               Daniel B. Platt
                                               Chief Financial Officer

                                                                    EXHIBIT 99.1

EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION


99.1 Press release announcing the unsolicited proposal from Schottenstein Stores Corporation to negotiate a business combination in which the Company would be merged into an acquisition affiliate of Schottenstein, and holders of the Company's common stock would receive $13 per share.